                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement   [ ] Confidential, for Use of the Com-
                                                    mission Only (as permitted
                                      by
                                                    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          VAN KAMPEN HIGH INCOME TRUST
                        VAN KAMPEN HIGH INCOME TRUST II
                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
                           VAN KAMPEN MUNICIPAL TRUST
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
         VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
            VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN NEW JERSEY VALUE MUNICIPAL INCOME TRUST
                  VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
                VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                 VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST
                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                       VAN KAMPEN MUNICIPAL INCOME TRUST
                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                         VAN KAMPEN SENIOR INCOME TRUST
                              VAN KAMPEN BOND FUND
                            VAN KAMPEN INCOME TRUST

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                  - MAY 2000 -


                                IMPORTANT NOTICE

                                 TO VAN KAMPEN
                          CLOSED-END FUND SHAREHOLDERS

QUESTIONS & ANSWERS

--------------------------------------------------------------------------------

Although we recommend that you read the complete proxy statement, for your convenience, we've provided a brief overview of the issues to be voted on.

--------------------------------------------------------------------------------

Q     WHY IS A SHAREHOLDER MEETING BEING HELD?

A     Because each Van Kampen closed-end fund is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders

Q     WHAT PROPOSALS WILL BE VOTED ON?

A     You are being asked to elect nominees for the Board of Trustees and to ratify the selection of the independent public accountants for your fund(s).

Q     WILL MY VOTE MAKE A DIFFERENCE?

A     Yes! Your vote is important and will make a difference in the developments of your fund(s), no matter how many shares you own.

Q     HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A     They recommend that you vote "For" each proposal on the enclosed proxy card.

Q     WHY DOES THE PROXY STATEMENT LIST SEVERAL CLOSED-END FUNDS?

A     The funds have similar proposals and it is cost-efficient to have a joint proxy statement and one meeting.

Q     WHERE DO I CALL FOR MORE INFORMATION?

A     Please call Van Kampen Investor Services at 1-800-341-2929 from 7:30 a.m.
to 5:00 p.m. Central time, Monday through Friday.

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "For All" "Withhold" or "For All Except"

To withhold authority to vote for any one or more individual nominee(s), check "For All Except" and write the nominee's name in the line below.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS - mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

--------------------------------------------------------------------------------

SAMPLE

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                      JOINT ANNUAL MEETING OF SHAREHOLDERS

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                                    FOR
                                                  FOR               ALL
                                                  ALL   WITHHOLD   EXCEPT

1.  Authority to vote for the election            [ ]     [ ]       [ ]
     as Class X Trustees the
     nominees named below:
                                                 FOR    AGAINST  ABSTAIN
2.  To ratify the election
    of XXXXXX as the accountants                  [ ]      [ ]      [ ]
    for the Fund's current fiscal year.


XXXXXXXXX, XXXXXXXXX, XXXXXXXXXX

    To withhold authority to vote for any one or more individual nominee check "For All Except" and write the nominee's name on the line below.


    ----------------------------------


    Please be sure to sign and date this Proxy.  Date

    Shareholder sign here           Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                          VAN KAMPEN CLOSED-END FUNDS

                         1 PARKVIEW PLAZA, PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 21, 2000

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Van Kampen Closed-End Funds listed on Annex A (the "Funds") to the attached Proxy Statement that a Joint Annual Meeting of the Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000, at 3:00 p.m., for the following purposes:

1.   To elect trustees in the following manner:
     A. With respect to VIG, VKV, VCV, VMV, VJV, VNV, VOV, VPV,
        VKS, VOT, VKI and VOF, to elect two Class I trustees by the holders of the Common Shares of each Fund. Each elected trustee will serve for a three year term or until a successor shall have been duly elected and qualified.
     B. With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO,
        VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VMT, VKC, VLT and
        VIT, to elect two Class II trustees, one by the holders of the Common Shares of each Fund and one by the holders of the Preferred Shares of each Fund. The Common Shares and the Preferred Shares of each Fund will vote as separate classes. Each elected trustee will serve for a three year term or until a successor shall have been duly elected and qualified.
     C. With respect to VVR and VBF, to elect two Class II trustees by the holders of the Common Shares of each Fund.
        Each elected trustee will serve for a three year term or until a successor shall have been elected and qualified.

           D. With respect to VKL, to elect three Class III trustees, two by the holders of the Common Shares of the Fund and one by the holders of the
              Preferred Shares of the Fund. The Common Shares and the Preferred
              Shares of the Fund will vote as separate classes. Each elected trustee will serve for a three year term or until a successor shall have been duly elected and qualified.
           E. With respect to VIN, to elect three Class III trustees by the holders of Common Shares of each Fund. Each elected trustee will serve for a three year term or until a successor shall have been duly elected and qualified.
2.         To ratify the selection of independent public accountants:
           For each Fund, to ratify the selection of Deloitte & Touche LLP as the independent public accountants for the Fund.
3.         To transact such other business as may properly come before the Meeting.

  Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund at the close of business on April 28, 2000 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    A. THOMAS SMITH III,
                                    Vice President and Secretary
May 19, 2000

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees of each Fund listed in the Proxy Statement.

  - FOR ratification of the independent public accountants for each Fund.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                          VAN KAMPEN CLOSED-END FUNDS

                         1 PARKVIEW PLAZA, PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 21, 2000

  This Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Trustees" or the "Board") of each of the Van Kampen Closed-End Funds listed on Annex A to this Proxy Statement (the "Funds") of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000, at 3:00 p.m. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 23, 2000.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Funds as set forth in Annex A to this Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the "Shares." The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Boards of Trustees have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this proxy statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

  The Board has fixed the close of business on April 28, 2000 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common

Shares and, where applicable, Preferred Shares of each Fund as of the Record Date is shown in Annex B to this Proxy Statement.

  The following table summarizes each proposal to be presented at the Meeting for the Funds and the shareholders entitled to vote with respect to each proposal.

                 PROPOSAL/AFFECTED FUNDS                   AFFECTED SHAREHOLDERS
                 -----------------------                   ---------------------
1.    ELECTION OF TRUSTEES:
(a)   With respect to VIG, VKV, VCV, VMV, VJV, VNV, VOV,
      VPV, VKS, VOT, VKI and VOF, to elect two Class I
      trustees
      -- two trustees by holders of Common Shares          Common Shares
(b)   With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP,
      VMO, VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VMT,
      VKC, VLT and VIT, to elect two Class II trustees
      -- one trustee by holders of Common Shares           Common Shares
      -- one trustee by holders of Preferred Shares        Preferred Shares
(c)   With respect to VVR and VBF, to elect two
      Class II trustees
      -- two trustees by holders of Common Shares          Common Shares
(d)   With respect to VKL, to elect three Class III
      trustees
      -- two trustees by holders of Common Shares          Common Shares
      -- one trustee by holders of Preferred Shares        Preferred Shares
(e)   With respect to VIN, to elect three Class III
      trustees
      -- three trustees by holders of Common Shares        Common Shares
2.    RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS:
      With respect to each Fund, to ratify the selection   Common Shares and
      of Deloitte & Touche LLP as the independent public   Preferred Shares
      accountants by holders of Common Shares and          (where applicable)
      Preferred Shares (where applicable) voting together  voting together

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING

  Shareholders of a Fund on the Record Date will be entitled to one vote per Share with respect to each proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

  With respect to Proposal 1, holders of Common Shares and Preferred Shares, where applicable, will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as trustees at the Meeting shall be elected.

  With respect to Proposal 2, holders of Common Shares and Preferred Shares, where applicable, of a Fund will vote together as a single class. With respect to each Fund except VIN, an affirmative vote of a majority of the Shares of a Fund present at the Meeting in person or by proxy and entitled to vote thereon is required to ratify the selection of the independent public accountants for such Fund. With respect to VIN, an affirmative vote of a majority of the Shares voted of such Fund at the Meeting in person or by proxy is required to ratify the selection of the independent public accountants for such Fund.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees of each Fund listed in the proxy statement.

  - FOR ratification of the independent public accountants for each Fund.

  An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which it is entitled to vote. Abstentions and broker non-votes (i.e. where a nominee, such as a broker, holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to proposal 1, abstentions and non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. With respect to proposal 2, for each Fund except VIN, an abstention has the same effect as a vote "AGAINST" the proposal. With respect to proposal 2, for VIN, an abstention is disregarded in determining votes cast on the proposal. With respect to proposal 2, a broker non-vote is disregarded in determining votes cast on the proposal. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for each Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposals 1 and 2 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Investment Advisory Corp. ("Advisory Corp.") serves as investment adviser to each Fund, except VBF and VIN. Van Kampen Asset Management Inc. ("Asset Management") serves as investment adviser to VBF and VIN. Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The principal business address of the Advisers is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Advisers are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $100 billion under management or supervision, as of March 31, 2000. Van Kampen's more than 50 open end and 39 closed end funds (including the Funds) and more than 2,700 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

OTHER SERVICE PROVIDERS

  Each Fund, except VBF, VMT, VKC, VIG, VLT and VIT, has entered into an administration agreement between such Fund and Van Kampen Funds Inc. (in such capacity, the "Administrator"). The Administrator's principal business address is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Administrator is a wholly owned subsidiary of Van Kampen. VVR has entered into an administration agreement between such Fund and Van Kampen. With respect to VKS, Advisory Corp. has engaged Mitchell Hutchins Asset Management Inc. to act as a sub-administrator (the "Sub-Administrator"). The Sub-Administrator's principal place of business is 1285 Avenue of the Americas, New York, New York 10019. With respect to VKL, Advisory Corp. and the Fund have entered into an administration agreement with Princeton Administrators, L.P. ("Princeton") for the provision of certain administrative services. Princeton's principal place of business is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Each Fund, except VBF and VIN, has entered into an accounting services agreement with Advisory Corp. and a legal services agreement with Van Kampen. Van Kampen's principal business address is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Each of VLT, VIT, VQC and VIG has also entered into a support services agreement with Van Kampen Funds Inc.
------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  Trustees are to be elected by the Shareholders at the Meeting in the following manner:

         (a) With respect to VIG, VKV, VCV, VMV, VJV, VNV, VOV, VPV, VKS, VOT, VKI and VOF, two Class I Trustees are to be elected at the Meeting by the Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2003 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two Class I nominees, David C. Arch and Howard J Kerr, designated to be elected by the holders of Common Shares. An affirmative vote of a plurality of the Common Shares of each Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (b) With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VMT, VKC, VLT and VIT, two Class II Trustees are to be elected at the Meeting by the Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2003 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the one Class II nominee, Wayne W. Whalen, designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one Class II nominee, Rod Dammeyer, designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of each Fund and a plurality of the Preferred Shares of each Fund, each voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (c) With respect to VVR and VBF, two Class II trustees are to be elected at the Meeting by Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2003 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two Class II nominees, Rod Dammeyer and Wayne W. Whalen, designated to be elected by the holders of Common Shares. An affirmative vote of a plurality of the Common Shares of each Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (d) With respect to VKL, three Class III Trustees are to be elected at the Meeting by the Shareholders to serve until the later of the Fund's Annual Meeting of Shareholders in 2003 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two Class III nominees, Richard F. Powers, III and Hugo F. Sonnenschein, designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one Class III nominee, Theodore A. Myers, designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of the Fund and a plurality of the Preferred Shares of the Fund, each voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (e) With respect to VIN, three Class III Trustees are to be elected at the Meeting by the Common Shareholders to serve until the later of the

         Fund's Annual Meeting of Shareholders in 2003 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the three Class III nominees, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonnenschein, designated to be elected by the holders of Common Shares. An affirmative vote of a plurality of the Common Shares of each Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

  Each of the Trustees has served as a member of the Board of Trustees since his initial election or appointment to the Board of Trustees as set forth on Annex C to this Proxy Statement.

  The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. For each Fund, the Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees for a particular Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable state law based on the state of organization of each Fund, each Fund's Declaration of Trust and each Fund's Bylaws.

  With respect to each of the Funds with outstanding Preferred Shares, pursuant to the 1940 Act, as long as any Preferred Shares are outstanding, the holders of Preferred Shares will, voting as a separate class, elect two of the Trustees of the Fund. Mr. Dammeyer is currently the Class II Trustee designated to be elected by the holders of the Preferred Shares. Mr. Myers is currently the Class III Trustee designated to be elected by the holders of the Preferred Shares.

  All nominees have consented to being named in this proxy statement. With respect to each of the Funds, each of the nominees has agreed to serve as a Trustee if elected; however, should any nominees become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the present Board of Trustees of each Fund.

  The following sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
David C. Arch(1)..................  Mr. Arch is Chairman and Chief Executive
1800 Swift Drive                    Officer of Blistex Inc., a consumer health
Oak Brook, IL 60523                 care products manufacturer, and Director of
  Age: 54                           the World Presidents Organization-Chicago
                                    Chapter. Mr. Arch is also a Trustee or
                                    Managing General Partner of other investment
                                    companies advised by Asset Management and
                                    Advisory Corp.

Rod Dammeyer(2)...................  Mr. Dammeyer is Managing Partner of Equity
Two North Riverside Plaza           Group Corporate Investments, a company that
Suite 600                           makes private equity investments in other
Chicago, IL 60606                   companies, and Vice Chairman and Director of
  Age: 59                           Anixter International, Inc. a world-leading
                                    communication products distribution company.
                                    He is also a member of the Board of
                                    Directors of Allied Riser Communications
                                    Corp., TeleTech Holdings Inc., Matria
                                    Healthcare, Inc., Stericycle, Inc.,
                                    Transmedia Network, Inc., GATX Corporation,
                                    CNA Surety Corp., IMC Global, Inc., Antec
                                    Corporation and Grupo Azucarero Mexico
                                    (GAM). Prior to April 1999, Mr. Dammeyer was
                                    a Director of Metal Management, Inc. Prior
                                    to 1998, Mr. Dammeyer was a Director of
                                    Lukens, Inc., Capsure Holdings Corp., Revco
                                    D.S., Inc., the Chase Manhattan Corporation
                                    National Advisory Board and Sealy, Inc.
                                    Prior to 1997, Mr. Dammeyer was President,
                                    Chief Executive Officer and a Director of
                                    Great American Management & Investment,
                                    Inc., a diversified manufacturing company,
                                    and a Director of Santa Fe Energy Resources,
                                    Inc., Falcon Building Products, Inc., Lomas
                                    Financial Corporation, Santa Fe Pacific
                                    Corporation, Q-Tel, S.A. de C.V. and
                                    Servicios Financieros Quadrum, S.A. Mr.
                                    Dammeyer is also a Trustee or Managing
                                    General Partner of other investment
                                    companies advised by Asset Management and
                                    Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Howard J Kerr(1)..................  Mr. Kerr is a Director of Canbra Foods,
736 North Western Ave.              Ltd., a Canadian oilseed crushing, refining,
P.O. Box 317                        processing and packaging operation, and the
Lake Forest, IL 60045               Marrow Foundation. Prior to 1998, Mr. Kerr
  Age: 64                           was the President and Chief Executive
                                    Officer of Pocklington Corporation, Inc., an
                                    investment holding company. Mr. Kerr is a
                                    Trustee or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management and Advisory Corp.

Theodore A. Myers(3)..............  Mr. Myers is a financial consultant. Prior
550 Washington Avenue               to 1998, he was a Senior Financial Advisor
Glencoe, IL 60022                   (and, prior to 1997, an Executive Vice
  Age: 69                           President, Chief Financial Officer and
                                    Director) of Qualitech Steel Corporation, a
                                    producer of high quality engineered steels
                                    for automotive, transportation and capital
                                    goods industries. Mr. Myers is a Director of
                                    COVA Series Trust of COVA Financial Life
                                    Insurance (formerly known as Xerox Life).
                                    Prior to 1997, Mr. Myers was a Director of
                                    McLouth Steel and a member of the Arthur
                                    Andersen Chief Financial Officer Advisory
                                    Committee. Mr. Myers is also a Trustee or
                                    Managing General Partner of other investment
                                    companies advised by Asset Management and
                                    Advisory Corp.

Richard F. Powers, III(3)*........  Mr. Powers is Chairman, Director, President
1 Parkview Plaza                    and Chief Executive Officer of Van Kampen
Oakbrook Terrace, IL 60181          and Chairman, Director and Chief Executive
  Age: 54                           Officer of Asset Management, Advisory Corp.,
                                    Van Kampen Advisors Inc., Van Kampen
                                    Management Inc. and Van Kampen Funds Inc.
                                    and serves as Director or Officer of certain
                                    other subsidiaries of Van Kampen. Mr. Powers
                                    is also Chairman of the Board, Trustee and
                                    President of each of the funds in the Fund
                                    Complex (defined below) and Trustee/Director
                                    of other funds advised by the Advisers or
                                    their affiliates. Prior to May 1998, Mr.
                                    Powers was Executive Vice President and
                                    Director of Marketing of Morgan Stanley Dean
                                    Witter & Co. and Director of Dean Witter
                                    Discover & Co. and Dean Witter Realty. Prior
                                    to 1996, he was Director of Dean Witter
                                    Reynolds Inc.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Hugo F. Sonnenschein(3)...........  Mr. Sonnenschein is President of the
5801 South Ellis Avenue             University of Chicago. Mr. Sonnenschein is a
Suite 502                           member of the Board of Trustees of the
Chicago, IL 60637                   University of Rochester and a member of its
  Age: 59                           investment committee. Mr. Sonnenschein is a
                                    member of the National Academy of Sciences
                                    and a fellow of the American Academy of Arts
                                    and Sciences. Mr. Sonnenschein is also a
                                    Trustee or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management and Advisory Corp.

Wayne W. Whalen(2)*...............  Mr. Whalen is a Partner in the law firm of
333 West Wacker Drive               Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                   (Illinois), legal counsel to certain
  Age: 60                           open-end and closed-end investment companies
                                    advised by Asset Management and Advisory
                                    Corp. Mr. Whalen is a Trustee, Director or
                                    Managing General Partner of other funds
                                    advised by Asset Management and Advisory
                                    Corp.

------------------------------------------------------------------------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powers is an interested person of the Advisers and the Funds by reason of his positions with the Advisers. Mr. Whalen is an interested person of the Funds by reason of his firm acting as legal counsel for the Funds.

(1) Class I Trustee.

(2) Class II Trustee.

(3) Class III Trustee.

  Mr. Powers was appointed by the Board of Trustees to fill the vacancy as a Class III Trustee in connection with the resignation of Don G. Powell from each Fund's Board of Trustees effective August 9, 1999.

  Dennis J. McDonnell and Steven Muller retired from each Fund's Board of Trustees on March 31, 2000 and December 31, 1999, respectively.

MEETINGS AND COMMITTEES

  During the fiscal year ended December 31, 1999, the Board of Trustees of VIN, VLT and VIT each held 7 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended December 31, 1999, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held 2 meetings.

  During the fiscal year ended July 31, 1999, the Board of Trustees of VVR held 7 meetings. During the last fiscal year, each of the Trustees of such Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended July 31, 1999, the Board of Trustees of such Fund had no standing committees with the exception of an audit committee which held 1 meeting.

  During the 12 month period ended October 31, 1999, the Board of Trustees of VIG, VKV, VCV, VMV, VJV, VNV, VOV, VPV, VKS, VOT, VKI, VOF, VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP, VKL, VKQ, VQC, VFM, VOQ, VNM and VPQ each held 8 meetings. During the last 12 month period ended October 31, 1999, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the 12 month period ended October 31, 1999, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held 2 meetings.

  During the fiscal year ended June 30, 1999, the Board of Trustees of VBF, VMT and VKC each held 7 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended June 30, 1999, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which 2 meetings.

  Each Fund has an audit committee which currently consists of Messrs. Arch, Dammeyer, Kerr, Myers and Sonnenschein. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements or books of account.

  Each Fund has a retirement plan committee which currently consists of Messrs. Arch, Dammeyer and Sonnenschein. The retirement plan committee is responsible for reviewing the terms of each Fund's retirement plan and reviews any administrative matters with respect thereto. The retirement plan committee does not meet on a regular basis and had no meetings during each Fund's last fiscal year, but does meet on an ad hoc basis as necessary to administer the retirement plan.

REMUNERATION INFORMATION

  The Trustees and executive officers hold the same positions with other funds in the Fund Complex (defined below). The compensation of Trustees and executive officers that are affiliated persons (as defined in the 1940 Act) of Advisory Corp., Asset Management, or Van Kampen is paid by the respective entity. The funds in the Fund Complex, including the Funds, pay the non-affiliated Trustees an annual retainer and meeting fees, plus expenses incurred in connection expenses incurred in connection with the such meeting. Funds in the Fund Complex pay an annual Fund Complex retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Fund Complex, which retainer is then allocated among the funds in the Fund Complex based on the relative net assets of such funds, and meeting fees of $250 per meeting per fund, plus reimbursement of expenses incurred in connection with such meeting.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allow such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving trustee's compensation from a Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such Fund and retires at or after attaining the age of 62, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such Trustee's retirement from such Fund. Trustees retiring prior to the age of 62 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund. Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth on Annex C to this Proxy Statement.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year end in 1999 or the Fund Complex's most recently completed calendar year ended December 31, 1999.

                               COMPENSATION TABLE

                                                               FUND COMPLEX
                                            --------------------------------------------------
                                            ESTIMATED AGGREGATE
                                                PENSION OR                           TOTAL
                                                RETIREMENT          ESTIMATED     COMPENSATION
                              AGGREGATE          BENEFITS           AGGREGATE        BEFORE
                             COMPENSATION         ACCRUED            ANNUAL         DEFERRAL
                              FROM EACH         AS PART OF        BENEFITS UPON    FROM FUND
          NAME(1)              FUND(2)          EXPENSES(3)       RETIREMENT(4)    COMPLEX(5)
          -------            ------------   -------------------   -------------   ------------
David C. Arch..............      (2)              $14,441            $97,500        $153,250
Rod Dammeyer...............      (2)               24,988             97,500         153,250
Howard J Kerr..............      (2)               45,978             96,250         153,250
Theodore A. Myers..........      (2)               79,221             81,750         153,250
Hugo F. Sonnenschein.......      (2)               24,553             97,500         153,250
Wayne W. Whalen............      (2)               27,763             97,500         153,250

---------------
(1) Mr. Powers is an affiliated persons of the Advisers and Van Kampen, and does not receive compensation or retirement benefits from the Funds.

(2) The amount of aggregate compensation payable by each Fund for its most recently completed fiscal year end in 1999 before deferral by the Trustees under the deferred compensation plan is shown in Annex D. Certain trustees deferred all or a portion of the aggregate compensation payable by each Fund for its most recently completed fiscal year end in 1999 as shown in Annex E. The deferred compensation plan is described above the table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex (as defined below) as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including earnings accrued thereon for each trustee) for each Fund as of the end of its most recently completed fiscal year end in 1999 is shown in Annex F.

(3) The amounts shown in this column represent the sum of the estimated Pension or Retirement Benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 1999. The retirement plan is described above the compensation table.

(4) For each trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. Each Fund is expected to pay benefits of $2,500 per year for each of the 10-year period commencing in the year of such trustee's retirement to those Trustees who retire at or over the age of 62 and with at least ten years of service to each Fund. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the Aggregate Compensation of the 42 operating investment companies in the fund complex (the "Fund Complex") for the calendar year ended December 31, 1999 before deferral by the Trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Advisers or their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. Whalen and Powers, the Trustees are not trustees of such other investment companies. Combining the Fund Complex with other investment companies advised by the Advisers or their affiliates, Mr. Whalen received Total Compensation of $279,250 for the year ended December 31, 1999.

SHAREHOLDER APPROVAL

  With respect to each of the Funds, the holders of Common Shares and, where applicable, the holders of Preferred Shares, each voting as a separate class, will vote on the respective nominees designated to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares, and, where applicable, the affirmative vote of a plurality of the Preferred Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.
------------------------------------------------------------------------------
PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC
ACCOUNTANTS
------------------------------------------------------------------------------

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP as the independent public accountants to examine the financial statements for the fiscal year of each Fund ending in 2000. The selection of Deloitte & Touche LLP was recommended and approved by each Fund's audit committee after review of competitive proposals made by several major public accounting firms. Each of the Funds knows of no direct or indirect financial interest of such firm in such Fund. Each Board's appointment of Deloitte & Touche LLP effective as of May 8, 2000 is subject to ratification or rejection by the shareholders of each Fund, with the shareholders of such Fund voting together as a single class. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting, will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

  KPMG LLP previously served as the independent public accountants to each of the Funds (except VBF and VIN) for such Fund's last fiscal year end preceding this proxy statement; the client-auditor relationship between KPMG LLP and such Funds ceased as of April 14, 2000. Ernst & Young LLP previously served as the independent public accountants to each of VBF and VIN for such Fund's last fiscal year end preceding this proxy statement; the client-auditor relationship between Ernst & Young LLP and such Funds ceased as of May 8, 2000. KPMG LLP and Ernst & Young LLP are collectively referred to herein as the "Predecessor Accountants." The respective Predecessor Accountant's reports on the financial statements for each respective Fund during such Fund's last two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal years and any subsequent interim period, there were no disagreements with the respective Predecessor Accountant for each respective Fund on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Predecessor Accountant, would have caused such Predecessor Accountant to make reference to the subject matter of the disagreement in connection with its report. Representatives of the Predecessor Accountants are expected to be present at the Meeting, will be available to respond to any questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  With respect to each of the Fund, the holders of Common Shares and, where applicable, the holders of Preferred Shares, voting together as a single class, will vote on ratification of the independent public accountants for the Fund. With respect to each Fund except VIN, the affirmative vote of a majority of the Shares of each Fund present at the Meeting in person or by proxy and entitled to vote is required to ratify the selection of the independent public accountants for such Fund. With respect to VIN, the affirmative vote of a majority of the Shares voted of such Fund at the Meeting in person or by proxy is required to ratify the selection of independent public accountants for such Fund. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF THE RESPECTIVE INDEPENDENT PUBLIC ACCOUNTANTS SELECTED FOR THE FUND.

------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUNDS

  The following information relates to the executive officers of the Funds who are not trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Advisers or affiliates of the Advisers. The officers of the Funds serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but may also be officers of the Advisers or officers of affiliates of the Advisers and receive compensation in such capacities.

                           POSITIONS AND             PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND            DURING PAST 5 YEARS
 ---------------------   -----------------           ---------------------
Stephen L. Boyd........  Executive           Executive Vice President and Chief
  2800 Post Oak Blvd.      Vice President    Investment Officer of Van Kampen, and
  Houston, TX 77056        and Chief         President and Chief Operating Officer
  Age: 59                  Investment        of the Advisers. Executive Vice
                           Officer since     President and Chief Investment Officer
                           2000              of each of the funds in the Fund
                                             Complex and certain other investment
                                             companies advised by the Advisers or
                                             their affiliates. Prior to April 2000,
                                             Vice President and Chief Investment
                                             Officer of the Advisers. Prior to
                                             October 1998, Vice President and
                                             Senior Portfolio Manager with AIM
                                             Capital Management, Inc. Prior to
                                             February 1998, Senior Vice President
                                             and Portfolio Manager of Van Kampen
                                             American Capital Asset Management,
                                             Inc., Van Kampen American Capital
                                             Investment Advisory Corp. and Van
                                             Kampen American Capital Management,
                                             Inc.
Michael H. Santo.......  Vice President      Executive Vice President, Chief
  1 Parkview Plaza         since 2000        Administrative Officer and Director of
  Oakbrook Terrace, IL                       Van Kampen, the Advisers, Van Kampen
  60181                                      Advisors Inc., Van Kampen Management
  Age: 44                                    Inc., Van Kampen Funds Inc. and Van
                                             Kampen Investor Services Inc., and
                                             serves as a Director or Officer of
                                             certain other subsidiaries of Van
                                             Kampen. Vice President of each of the
                                             funds in the Fund Complex and certain
                                             other investment companies advised by
                                             the Advisers and their affiliates.
                                             Prior to 1998, Senior Vice President
                                             and Senior Planning Officer for
                                             Individual Asset Management of Morgan
                                             Stanley Dean Witter and its
                                             predecessor since 1994. From
                                             1990-1994, First Vice President and

                           POSITIONS AND             PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND            DURING PAST 5 YEARS
 ---------------------   -----------------           ---------------------
                                             Assistant Controller in Dean Witter's
                                             Controller's Department.
A. Thomas Smith III....  Vice President      Executive Vice President, General
  1 Parkview Plaza         and Secretary     Counsel, Secretary and Director of Van
  Oakbrook Terrace,        since 1999        Kampen, the Advisers, Van Kampen
  IL 60181                                   Advisors Inc., Van Kampen Management
  Age: 42                                    Inc., Van Kampen Funds Inc., American
                                             Capital Contractual Services, Inc.,
                                             Van Kampen Exchange Corp., Van Kampen
                                             Recordkeeping Services Inc., Van
                                             Kampen Investor Services, Inc., Van
                                             Kampen Insurance Agency of Illinois
                                             Inc. and Van Kampen System Inc. Vice
                                             President and Secretary/Vice
                                             President, Secretary and Principal
                                             Legal Officer of each of the funds in
                                             the Fund Complex and certain other
                                             investment companies advised by the
                                             Advisers and their affiliates. Prior
                                             to January 1999, Vice President and
                                             Associate General Counsel to New York
                                             Life Insurance Company ("New York
                                             Life"), and prior to March 1997,
                                             Associate General Counsel of New York
                                             Life. Prior to December 1993,
                                             Assistant General Counsel of The
                                             Dreyfus Corporation. Prior to August
                                             1991, a Senior Associate of Willkie
                                             Farr & Gallagher. Prior to January
                                             1989, Staff Attorney with the U.S.
                                             Securities and Exchange Commission,
                                             Division of Investment Management,
                                             Office of Chief Counsel.
Edward C. Wood III.....  Vice President      Senior Vice President of Van Kampen,
  1 Parkview Plaza         since 1996        the Advisers, Van Kampen Insurance
  Oakbrook Terrace, IL                       Agency of Illinois Inc. and Van Kampen
  60181                                      Management Inc. Senior Vice President
  Age: 42                                    and Chief Operating Officer of Van
                                             Kampen Funds Inc. Vice President of
                                             each of the funds in the Fund Complex.
John L. Sullivan.......  Vice President,     Senior Vice President of Van Kampen,
  1 Parkview Plaza         Treasurer and     the Advisers and Van Kampen Management
  Oakbrook Terrace,        Chief Financial   Inc. Vice President, Treasurer and
  IL 60181                 Officer since     Chief Financial Officer of each of the
  Age: 43                  1996              funds in the Fund Complex and other
                                             investment companies advised by the
                                             Advisers or their affiliates.

SHAREHOLDER INFORMATION

  As of April 28, 2000, to the knowledge of the Funds, no Shareholder owned beneficially more than 5% of a class of a Fund's outstanding Shares. As of April 28, 2000, certain trustees and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex G. Except as indicated on Annex G, as of April 28, 2000, the trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund. Trustees and executive officers who do not own any Common Shares of the Funds or Funds which are not owned by any Trustee or executive officers have been omitted from the table. As of April 28, 2000, no trustees or executive officers owned any Preferred Shares of the Funds.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The total amount of these expenses will be allocated among each of the Funds based upon the total number of shareholders for each Fund in relation to the total number of shareholders for all of the Funds participating in the Meeting. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Advisers or Van Kampen, the transfer agents of the Funds or by dealers or their representatives or by PFPC Inc., a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations at an estimated cost of approximately $2,500 per Fund.

------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2001 Annual Meeting of Shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by January 17, 2001. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 3, 2001. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III,
                                          Vice President and Secretary
May 19, 2000

                                                                         ANNEX A

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the Van Kampen closed-end investment companies (the "Funds") participating in the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Wednesday, June 21, 2000, at 3:00 p.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the stock symbol of each Fund; the abbreviated name or stock symbol are sometimes used to identify a specific Fund in the Proxy Statement. Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the "Common Shares." Certain Funds have issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below and such preferred shares of the Funds are referred to herein as the "Preferred Shares."

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Municipal Income   Municipal Income Trust      VMT       Rate Adjusted Tax-Exempt
 Trust                                                               Shares, liquidation
                                                                     preference $500,000 per
                                                                     share
Van Kampen California         California Municipal        VKC       Remarketed Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $50,000 per share
Van Kampen Investment Grade   Investment Grade            VIG       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $100,000 per share
Van Kampen Select Sector      Select Sector               VKL       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen Municipal Trust    Municipal Trust             VKQ       Auction Preferred Shares,
                                                                     liquidation preference
                                                                     $25,000 per share
Van Kampen California         California Quality          VQC       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen New York Quality   New York Quality            VNM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen Pennsylvania       Pennsylvania Quality        VPQ       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen Florida Quality    Florida Quality             VFM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen Ohio Quality       Ohio Quality Municipal      VOQ       Auction Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $25,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Trust for Insured  Trust for Insured           VIM       Auction Preferred Shares,
 Municipals                    Municipals                            liquidation preference
                                                                     $25,000 per share
Van Kampen Trust for          Trust for Investment        VGM       Auction Preferred Shares,
 Investment Grade Municipals   Grade Municipals                      liquidation preference
                                                                     $25,000 per share
Van Kampen Trust for          Trust for Investment        VIC       Auction Preferred Shares,
 Investment Grade California   Grade California                      liquidation preference
 Municipals                    Municipals                            $25,000 per share
Van Kampen Trust for          Trust for Investment        VTN       Auction Preferred Shares,
 Investment Grade New York     Grade New York                        liquidation preference
 Municipals                    Municipals                            $25,000 per share
Van Kampen Trust for          Trust for Investment        VTP       Auction Preferred Shares,
 Investment Grade              Grade Pennsylvania                    liquidation preference
 Pennsylvania Municipals       Municipals                            $25,000 per share
Van Kampen Trust for          Trust for Investment        VTF       Auction Preferred Shares,
 Investment Grade Florida      Grade Florida                         liquidation preference
 Municipals                    Municipals                            $25,000 per share
Van Kampen Trust for          Trust for Investment        VTJ       Auction Preferred Shares,
 Investment Grade New Jersey   Grade New Jersey                      liquidation preference
 Municipals                    Municipals                            $25,000 per share
Van Kampen Municipal          Municipal Opportunity       VMO       Auction Preferred Shares,
 Opportunity Trust             Trust                                 liquidation preference
                                                                     $25,000 per share
Van Kampen Advantage          Advantage Municipal         VKA       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share
Van Kampen Advantage          Advantage Pennsylvania      VAP       Auction Preferred Shares,
 Pennsylvania Municipal        Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $25,000 per share
Van Kampen New Jersey Value   New Jersey Value            VJV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share
Van Kampen Ohio Value         Ohio Value Municipal        VOV       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share
Van Kampen Massachusetts      Massachusetts Value         VMV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share
Van Kampen Strategic Sector   Strategic Sector            VKS       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen New York Value     New York Value              VNV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share
Van Kampen California Value   California Value            VCV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Pennsylvania       Pennsylvania Value          VPV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share
Van Kampen Value Municipal    Value Municipal Income      VKV       Auction Preferred Shares,
 Income Trust                  Trust                                 liquidation preference
                                                                     $25,000 per share
Van Kampen Florida Municipal  Florida Municipal           VOF       Auction Preferred Shares,
 Opportunity Trust             Opportunity Trust                     liquidation preference
                                                                     $25,000 per share
Van Kampen Municipal          Municipal Opportunity       VOT       Auction Preferred Shares,
 Opportunity Trust II          Trust II                              liquidation preference
                                                                     $25,000 per share
Van Kampen Advantage          Advantage Municipal         VKI       Auction Preferred Shares,
 Municipal Income Trust II     Income Trust II                       liquidation preference
                                                                     $25,000 per share
Van Kampen High Income Trust  High Income Trust II        VLT       Auction Preferred Shares,
 II                                                                  liquidation preference
                                                                     $25,000 per share
Van Kampen High Income Trust  High Income Trust           VIT       Auction Market Preferred
                                                                     Shares, liquidation
                                                                     preference $100,000 per
                                                                     share
Van Kampen Senior Income      Senior Income Trust         VVR       Not Applicable
 Trust
Van Kampen Bond Fund          Bond Fund                   VBF       Not Applicable
Van Kampen Income Trust       Income Trust                VIN       Not Applicable

                                                                         ANNEX B

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares, where applicable, for each Fund as of April 28, 2000, the Record Date.

                         FUND NAME                            COMMON SHARES   PREFERRED SHARES
                         ---------                            -------------   ----------------
Van Kampen Municipal Income Trust                               28,684,985            330
Van Kampen California Municipal Trust                            3,257,560            400
Van Kampen Investment Grade Municipal Trust                      4,839,000            250
Van Kampen Select Sector Municipal Trust                         4,682,128          1,360
Van Kampen Municipal Trust                                      36,365,393         12,000
Van Kampen California Quality Municipal Trust                    9,682,997          3,000
Van Kampen New York Quality Municipal Trust                      5,655,638          1,800
Van Kampen Pennsylvania Quality Municipal Trust                  8,244,720          2,600
Van Kampen Florida Quality Municipal Trust                       6,519,397          2,000
Van Kampen Ohio Quality Municipal Trust                          4,279,122          1,400
Van Kampen Trust for Insured Municipals                          9,741,284          3,600
Van Kampen Trust for Investment Grade Municipals                27,013,149         10,600
Van Kampen Trust for Investment Grade California Municipals      4,651,948          1,800
Van Kampen Trust for Investment Grade New York Municipals        6,203,651          2,400
Van Kampen Trust for Investment Grade Pennsylvania               7,420,970          2,800
 Municipals
Van Kampen Trust for Investment Grade Florida Municipals         4,150,300          1,600
Van Kampen Trust for Investment Grade New Jersey Municipals      3,935,128          1,600
Van Kampen Municipal Opportunity Trust                          15,352,890          6,000
Van Kampen Advantage Municipal Income Trust                     19,106,785          7,600
Van Kampen Advantage Pennsylvania Municipal Income Trust         4,361,902          1,600
Van Kampen New Jersey Value Municipal Income Trust               2,499,940          1,000
Van Kampen Ohio Value Municipal Income Trust                     1,681,438            600
Van Kampen Massachusetts Value Municipal Income Trust            2,660,684          1,000
Van Kampen Strategic Sector Municipal Trust                     10,806,700          3,800
Van Kampen New York Value Municipal Income Trust                 4,291,172          1,600
Van Kampen California Value Municipal Income Trust               6,029,844          2,400
Van Kampen Pennsylvania Value Municipal Income Trust             4,468,924          1,800
Van Kampen Value Municipal Income Trust                         23,555,115          9,000
Van Kampen Florida Municipal Opportunity Trust                   1,683,270            640
Van Kampen Municipal Opportunity Trust II                       11,731,272          4,600
Van Kampen Advantage Municipal Income Trust II                   8,168,211          3,200
Van Kampen High Income Trust                                    13,710,760            588
Van Kampen High Income Trust II                                  8,109,000          1,800
Van Kampen Senior Income Trust                                 180,010,000            N/A
Van Kampen Bond Fund                                            11,362,465            N/A
Van Kampen Income Trust                                         15,308,194            N/A

                                                                         ANNEX C

    The table below sets forth the year in which each of the nominees to the Board of Trustees initially was elected or appointed to the Board of Trustees of each Fund.

                                                            ARCH   DAMMEYER   KERR      MYERS      POWERS   SONNENSCHEIN   WHALEN
                                                            ----   --------   ----      -----      ------   ------------   ------
Municipal Income Trust (VMT)..............................  1988     1988     1992      1988        1999        1994        1988
California Municipal Trust (VKC)..........................  1988     1988     1992      1988        1999        1994        1988
High Income Trust (VIT)...................................  1988     1988     1992      1988        1999        1994        1988
Investment Grade Municipal Trust (VIG)....................  1989     1989     1992      1989        1999        1994        1989
High Income Trust II (VLT)................................  1989     1989     1992      1989        1999        1994        1989
California Quality Municipal Trust (VQC)..................  1991     1991     1992      1991        1999        1994        1991
Florida Quality Municipal Trust (VFM).....................  1991     1991     1992      1991        1999        1994        1991
Municipal Trust (VKQ).....................................  1991     1991     1992      1991        1999        1994        1991
New York Quality Municipal Trust (VNM)....................  1991     1991     1992      1991        1999        1991        1991
Ohio Quality Municipal Trust (VOQ)........................  1991     1991     1992      1991        1999        1994        1991
Pennsylvania Quality Municipal Trust (VPQ)................  1991     1991     1992      1991        1999        1994        1991
Trust for Insured Municipals (VIM)........................  1991     1991     1992      1991        1999        1994        1991
Trust for Investment Grade Municipals (VGM)...............  1991     1991     1992      1991        1999        1994        1991
Advantage Municipal Income Trust (VKA)....................  1992     1992     1992      1992        1999        1994        1992
Advantage Pennsylvania Municipal Income Trust (VAP).......  1992     1992     1992      1992        1999        1994        1992
Municipal Opportunity Trust (VMO).........................  1992     1992     1992      1992        1999        1994        1992
Strategic Sector Municipal Trust (VKS)....................  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade California Municipals (VIC)....  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade Florida Municipals (VTF).......  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade New Jersey Municipals (VTJ)....  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade New York Municipals (VTN)......  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade Pennsylvania Municipals
 (VTP)....................................................  1992     1992     1992      1992        1999        1994        1992
Advantage Municipal Income Trust II (VKI).................  1993     1993     1993      1993        1999        1994        1993
California Value Municipal Income Trust (VCV).............  1993     1993     1993      1993        1999        1994        1993
Florida Municipal Opportunity Trust (VOF).................  1993     1993     1993      1993        1999        1994        1993
Massachusetts Value Municipal Income Trust (VMV)..........  1993     1993     1993      1993        1999        1994        1993

                                                            ARCH   DAMMEYER   KERR      MYERS      POWERS   SONNENSCHEIN   WHALEN
                                                            ----   --------   ----      -----      ------   ------------   ------
Municipal Opportunity Trust II (VOT)......................  1993     1993     1993      1993        1999        1994        1993
New Jersey Value Municipal Income Trust (VJV).............  1993     1993     1993      1993        1999        1994        1993
New York Value Municipal Income Trust (VNV)...............  1993     1993     1993      1993        1999        1994        1993
Ohio Value Municipal Income Trust (VOV)...................  1993     1993     1993      1993        1999        1994        1993
Pennsylvania Value Municipal Income Trust (VPV)...........  1993     1993     1993      1993        1999        1994        1993
Select Sector Municipal Trust (VKL).......................  1993     1993     1993      1993        1999        1994        1993
Value Municipal Income Trust (VKV)........................  1993     1993     1993      1993        1999        1994        1993
Bond Fund (VBF)...........................................  1997     1997     1997      1997        1999        1997        1997
Income Trust (VIN)........................................  1997     1997     1997      1997        1999        1997        1997
Senior Income Trust (VVR).................................  1998     1998     1998      1998        1999        1998        1998

                                                                         ANNEX D
           1999 AGGREGATE COMPENSATION BEFORE DEFERRAL FROM EACH FUND

                 NAME OF FUND                   FISCAL YEAR-END    ARCH     DAMMEYER    KERR      MYERS    SONNENSCHEIN   WHALEN
                 ------------                   ---------------    ----     --------    ----      -----    ------------   ------
Bond Fund.....................................       06/30        $ 2,795   $ 2,795    $ 2,795   $ 2,795     $ 2,795      $ 2,789
California Municipal Trust....................       06/30          1,799     1,799      1,799     1,799       1,799        1,793
Municipal Income Trust........................       06/30          3,990     3,990      3,990     3,990       3,990        3,984
Senior Income Trust...........................       07/31         13,065    13,065     13,065    13,065      13,065       13,059
Advantage Municipal Income Trust..............       10/31          3,901     3,901      3,901     3,901       3,901        3,895
Advantage Municipal Income Trust II...........       10/31          2,289     2,289      2,289     2,289       2,289        2,283
Advantage Pennsylvania Municipal Income
 Trust........................................       10/31          1,860     1,860      1,860     1,860       1,860        1,854
California Quality Municipal Trust............       10/31          2,525     2,525      2,525     2,525       2,525        2,519
California Value Municipal Income Trust.......       10/31          2,084     2,084      2,084     2,084       2,084        2,078
Florida Municipal Opportunity Trust...........       10/31          1,472     1,472      1,472     1,472       1,472        1,466
Florida Quality Municipal Trust...............       10/31          2,092     2,092      2,092     2,092       2,092        2,086
Investment Grade Municipal Trust..............       10/31          1,650     1,650      1,650     1,650       1,650        1,644
Massachusetts Value Municipal Income Trust....       10/31          1,603     1,603      1,603     1,603       1,603        1,597
Municipal Opportunity Trust...................       10/31          3,424     3,424      3,424     3,424       3,424        3,418
Municipal Opportunity Trust II................       10/31          2,758     2,758      2,758     2,758       2,758        2,752
Municipal Trust...............................       10/31          5,972     5,972      5,972     5,972       5,972        5,966
New Jersey Value Municipal Income Trust.......       10/31          1,590     1,590      1,590     1,590       1,590        1,584
New York Quality Municipal Trust..............       10/31          1,994     1,994      1,994     1,994       1,994        1,988
New York Value Municipal Income Trust.........       10/31          1,821     1,821      1,821     1,821       1,821        1,815
Ohio Quality Municipal Trust..................       10/31          1,822     1,822      1,822     1,822       1,822        1,816
Ohio Value Municipal Income Trust.............       10/31          1,471     1,471      1,471     1,471       1,471        1,465
Pennsylvania Quality Municipal Trust..........       10/31          2,328     2,328      2,328     2,328       2,328        2,322
Pennsylvania Value Municipal Income Trust.....       10/31          1,857     1,857      1,857     1,857       1,857        1,851

                   NAME OF FUND                     FISCAL YEAR-END    ARCH    DAMMEYER    KERR    MYERS    SONNENSCHEIN   WHALEN
                   ------------                     ---------------    ----    --------    ----    -----    ------------   ------
Select Sector Municipal Trust.....................       10/31         1,775     1,775     1,775    1,775       1,775       1,769
Strategic Sector Municipal Trust..................       10/31         2,572     2,572     2,572    2,572       2,572       2,566
Trust for Insured Municipals......................       10/31         2,584     2,584     2,584    2,584       2,584       2,578
Trust for Investment Grade California
 Municipals.......................................       10/31         1,903     1,903     1,903    1,903       1,903       1,897
Trust for Investment Grade Florida Municipals.....       10/31         1,843     1,843     1,843    1,843       1,843       1,837
Trust for Investment Grade Municipals.............       10/31         5,074     5,074     5,074    5,074       5,074       5,068
Trust for Investment Grade New Jersey
 Municipals.......................................       10/31         1,830     1,830     1,830    1,830       1,830       1,824
Trust for Investment Grade New York Municipals....       10/31         2,135     2,135     2,135    2,135       2,135       2,129
Trust for Investment Grade Pennsylvania
 Municipals.......................................       10/31         2,303     2,303     2,303    2,303       2,303       2,297
Value Municipal Income Trust......................       10/31         4,315     4,315     4,315    4,315       4,315       4,309
High Income Trust.................................       12/31         2,186     1,936     2,186    2,186       2,186       2,186
High Income Trust II..............................       12/31         2,021     1,771     2,021    2,021       2,021       2,021
Income Trust......................................       12/31         2,092     1,842     2,092    2,092       2,092       2,092

                                                                         ANNEX E
               1999 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

                            FUND                              FISCAL YEAR-END    DAMMEYER     KERR     SONNENSCHEIN    WHALEN
                            ----                              ---------------    --------     ----     ------------    ------
Bond Fund...................................................       06/30          $2,795     $1,688       $2,795       $2,789
California Municipal Trust..................................       06/30           1,799      1,161        1,799        1,793
Municipal Income Trust......................................       06/30           3,990      2,310        3,990        3,984
Senior Income Trust.........................................       07/31          13,065      5,841       13,065       13,059
Advantage Municipal Income Trust............................       10/31           3,901        971        3,901        3,895
Advantage Municipal Income Trust II.........................       10/31           2,289        535        2,289        2,283
Advantage Pennsylvania Municipal Income Trust...............       10/31           1,860        418        1,860        1,854
California Quality Municipal Trust..........................       10/31           2,525        601        2,525        2,519
California Value Municipal Income Trust.....................       10/31           2,084        480        2,084        2,078
Florida Municipal Opportunity Trust.........................       10/31           1,472        314        1,472        1,466
Florida Quality Municipal Trust.............................       10/31           2,092        481        2,092        2,086
Investment Grade Municipal Trust............................       10/31           1,650        363        1,650        1,644
Massachusetts Value Municipal Income Trust..................       10/31           1,603        349        1,603        1,597
Municipal Opportunity Trust.................................       10/31           3,424        842        3,424        3,418
Municipal Opportunity Trust II..............................       10/31           2,758        661        2,758        2,752
Municipal Trust.............................................       10/31           5,972      1,550        5,972        5,966
New Jersey Value Municipal Income Trust.....................       10/31           1,590        346        1,590        1,584
New York Quality Municipal Trust............................       10/31           1,994        455        1,994        1,988
New York Value Municipal Income Trust.......................       10/31           1,821        408        1,821        1,815
Ohio Quality Municipal Trust................................       10/31           1,822        408        1,822        1,816
Ohio Value Municipal Income Trust...........................       10/31           1,471        315        1,471        1,465
Pennsylvania Quality Municipal Trust........................       10/31           2,328        544        2,328        2,322
Pennsylvania Value Municipal Income Trust...................       10/31           1,857        418        1,857        1,851
Select Sector Municipal Trust...............................       10/31           1,775        396        1,775        1,769
Strategic Sector Municipal Trust............................       10/31           2,572        612        2,572        2,566
Trust for Insured Municipals................................       10/31           2,584        616        2,584        2,578
Trust for Investment Grade California Municipals............       10/31           1,903        431        1,903        1,897
Trust for Investment Grade Florida Municipals...............       10/31           1,843        415        1,837        1,837

                            FUND                              FISCAL YEAR-END    DAMMEYER     KERR     SONNENSCHEIN    WHALEN
                            ----                              ---------------    --------     ----     ------------    ------
Trust for Investment Grade Municipals.......................       10/31           5,074      1,291        5,068        5,068
Trust for Investment Grade New Jersey Municipals............       10/31           1,830        411        1,824        1,824
Trust for Investment Grade New York Municipals..............       10/31           2,135        493        2,129        2,129
Trust for Investment Grade Pennsylvania Municipals..........       10/31           2,303        538        2,297        2,297
Value Municipal Income Trust................................       10/31           4,316      1,083        4,310        4,310
High Income Trust...........................................       12/31           1,936          0        1,936        1,936
High Income Trust II........................................       12/31           1,771          0        1,771        1,771
Income Trust................................................       12/31           1,842          0        1,842        1,842

                                                                         ANNEX F

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

                            FUND                              FISCAL YEAR-END   DAMMEYER    KERR     SONNENSCHEIN   WHALEN
                            ----                              ---------------   --------    ----     ------------   ------
Bond Fund...................................................       06/30        $ 4,080    $ 1,755     $ 4,104      $ 4,140
California Municipal Trust..................................       06/30         20,335     17,806      20,398       16,222
Municipal Income Trust......................................       06/30         23,856     18,999      23,933       19,796
Senior Income Trust.........................................       07/31         12,961      6,340      13,646       13,930
Advantage Municipal Income Trust............................       10/31         19,319     18,002      19,664       16,088
Advantage Municipal Income Trust II.........................       10/31         21,989     18,908      22,392       18,844
Advantage Pennsylvania Municipal Income Trust...............       10/31         18,614     17,761      18,942       15,360
California Quality Municipal Trust..........................       10/31         19,716     18,139      20,069       16,497
California Value Municipal Income Trust.....................       10/31         18,980     17,888      19,317       15,738
Florida Municipal Opportunity Trust.........................       10/31         17,969     17,544      18,284       14,695
Florida Quality Municipal Trust.............................       10/31         18,997     17,892      19,335       15,756
Investment Grade Municipal Trust............................       10/31         18,268     17,647      18,589       15,003
Massachusetts Value Municipal Income Trust..................       10/31         18,186     17,617      18,505       14,918
Municipal Opportunity Trust.................................       10/31         21,196     18,637      21,582       18,025
Municipal Opportunity Trust II..............................       10/31         20,095     18,265      20,457       16,889
Municipal Trust.............................................       10/31         25,470     20,106      25,947       22,434
New Jersey Value Municipal Income Trust.....................       10/31         18,164     17,611      18,483       14,895
New York Quality Municipal Trust............................       10/31         18,836     17,838      19,170       15,590
New York Value Municipal Income Trust.......................       10/31         18,545     17,739      18,872       15,289
Ohio Quality Municipal Trust................................       10/31         18,551     17,741      18,878       15,295
Ohio Value Municipal Income Trust...........................       10/31         17,968     17,545      18,282       14,693
Pennsylvania Quality Municipal Trust........................       10/31         19,387     18,023      19,732       16,159
Pennsylvania Value Municipal Income Trust...................       10/31         18,608     17,760      18,936       15,353
Select Sector Municipal Trust...............................       10/31         18,470     17,714      18,796       15,211
Strategic Sector Municipal Trust............................       10/31         19,790     18,163      20,145       16,574
Trust for Insured Municipals................................       10/31         19,814     18,171      20,169       16,599
Trust for Investment Grade California Municipals............       10/31         18,684     17,787      19,014       15,432

                            FUND                              FISCAL YEAR-END   DAMMEYER    KERR     SONNENSCHEIN   WHALEN
                            ----                              ---------------   --------    ----     ------------   ------
Trust for Investment Grade Florida Municipals...............       10/31         18,588     17,754      18,916       15,333
Trust for Grade Municipals..................................       10/31         23,946     19,573      24,392       20,860
Trust for Investment Grade New Jersey Municipals............       10/31         18,561     17,745      18,889       15,306
Trust for Investment Grade New York Municipals..............       10/31         19,067     17,916      19,406       15,828
Trust for Investment Grade Pennsylvania Municipals..........       10/31         19,345     18,010      19,689       16,113
Value Municipal Income Trust................................       10/31         22,673     19,139      23,091       19,550
High Income Trust...........................................       12/31         16,321     18,487      16,436       13,502
High Income Trust II........................................       12/31         16,042     18,387      16,156       13,218
Income Trust................................................       12/31          3,109      1,439       3,110        3,159

                                                                         ANNEX G

      TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS AS OF APRIL 28, 2000

    The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee listed below as of April 28, 2000, and the percentage of such Trustee's Common Shares to the total Common Shares outstanding for such Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding.

                                                           ARCH           DAMMEYER          MYERS        SONNENSCHEIN      WHALEN
                                                           ----           --------          -----        ------------      ------
Advantage Municipal Income Trust.....................      300            166,131                --          300              586
Advantage Municipal Income Trust II(1)...............      500            135,919(1.7%)          --          350              500
High Income Trust(2).................................      676            207,174(1.5%)     100,000           --           16,109
High Income Trust II.................................      550              8,515               106           --              409
Investment Grade Municipal Trust.....................      524                 --                --           --              592
Municipal Income Trust...............................      577                 --               100           --              594
Municipal Opportunity Trust..........................      300                 --                --           --              582
Municipal Opportunity Trust II.......................       --            112,609                --          350              500
Municipal Trust......................................      800            116,889            20,900           --              585
Select Sector Municipal Trust........................      508             17,384                --          350              500
Senior Income Trust..................................       --                 --                --          500              500
Strategic Sector Municipal Trust.....................      500             84,982                --                            --
Trust for Insured Municipal..........................      300             86,891                --           --              593
Trust for Investment Grade Municipals................      300            126,723                --           --              591
Value Municipal Income Trust.........................       --             74,583                --           --               --

---------------
(1) The Trustees as a group own 1.7% of the total Common Shares outstanding of Advantage Municipal Income Trust II.

(2) The Trustees as a group own 2.4% of the total Common Shares outstanding of the High Income Trust.

                             VAN KAMPEN FUNDS LOGO

                                                                     VKCL 00

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXXXXXXX, a [Massachusetts business trust] [Pennsylvania trust] (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class I Trustees, the                    FOR ALL
                      nominees named below:                                         FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      David C. Arch and Howard J Kerr
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                      The proposal to ratify Deloitte & Touche LLP as the
                 2.   independent public accountants for the Fund's current fiscal  FOR    AGAINST   ABSTAIN
                      year.                                                         [ ]      [ ]       [ ]
                      To transact such other business as may properly come before
                 3.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXXXXXXX, a [Massachusetts business trust] [Pennsylvania trust] (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith, III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,
                      the nominee named below:                                      FOR   WITHHOLD
                                                                                    [ ]      [ ]
                      Wayne W. Whalen
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN XXXXXXXXX

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN XXXXXXXXX, a [Delaware business trust] [Massachusetts business trust] (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class II Trustees, the                   FOR ALL
                      nominees named below:                                         FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      Wayne W. Whalen and Rod Dammeyer
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                      The proposal to ratify Deloitte & Touche LLP as the
                 2.   independent public accountants for the Fund's current fiscal  FOR    AGAINST   ABSTAIN
                      year.                                                         [ ]      [ ]       [ ]
                      To transact such other business as may properly come before
                 3.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                       VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith, III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Class III Trustees,                      FOR ALL
                      the nominees named below:                                     FOR   WITHHOLD   EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      Richard F. Powers, III and Hugo F. Sonnenschein
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                      The proposal to ratify Deloitte & Touche LLP as the
                 2.   independent public accountants for the Fund's current fiscal  FOR    AGAINST   ABSTAIN
                      year.                                                         [ ]      [ ]       [ ]
                      To transact such other business as may properly come before
                 3.   the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                VAN KAMPEN INCOME TRUST

                         JOINT SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1.   Authority to vote for the election as Class III Trustees,                     FOR ALL
                      the nominees named below:                                     FOR   WITHHOLD   EXCEPT
                      Richard F. Powers, III, Hugo F. Sonnenschein and Theodore A.  [ ]     [ ]       [ ]
                      Myers

                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR   AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]     [ ]       [ ]
                      year;
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                       VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith, III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class III Trustee,    FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Theodore A. Myers
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                           VAN KAMPEN MUNICIPAL INCOME TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                         VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN CALIFORNIA MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                              VAN KAMPEN MUNICIPAL TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                     VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                      VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                    VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST, a Pennsylvania trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                      VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                        VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                        VAN KAMPEN TRUST FOR INSURED MUNICIPALS

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INSURED MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                   VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY

                                 VAN KAMPEN TRUST FOR
                        INVESTMENT GRADE CALIFORNIA MUNICIPALS
                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and
           A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                                 VAN KAMPEN TRUST FOR
                         INVESTMENT GRADE NEW YORK MUNICIPALS

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and
           A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                                 VAN KAMPEN TRUST FOR
                       INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS, a Pennsylvania trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                                 VAN KAMPEN TRUST FOR
                          INVESTMENT GRADE FLORIDA MUNICIPALS

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                                 VAN KAMPEN TRUST FOR
                        INVESTMENT GRADE NEW JERSEY MUNICIPALS

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and
           A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                        VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                      VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                                 VAN KAMPEN ADVANTAGE
                          PENNSYLVANIA MUNICIPAL INCOME TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST, a Pennsylvania trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                            VAN KAMPEN HIGH INCOME TRUST II

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN HIGH INCOME TRUST II, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                             VAN KAMPEN HIGH INCOME TRUST

                             JOINT MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN HIGH INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Stephen L. Boyd and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 21, 2000 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as a Class II Trustee,     FOR   WITHHOLD
                      the nominee named below:                                      [ ]      [ ]
                      Rod Dammeyer
                 2.   The proposal to ratify Deloitte & Touche LLP as the           FOR    AGAINST   ABSTAIN
                      independent public accountants for the Fund's current fiscal  [ ]      [ ]       [ ]
                      year.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 21, 2000.

                                                Date  , 2000

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.